(LOGO)
Prudential
MoneyMart
Assets

                                               ANNUAL
                                               REPORT

                                               Dec. 31, 1995

(LOGO)

Prudential MoneyMart Assets
Performance At A Glance.

For the Prudential MoneyMart Assets investor, 1995 was another year of sound performance. We took advantage of rising interest rates early on and correctly anticipated falling rates later. Throughout the year we offered competitive yields, maintained a high credit quality and a stable $1 net asset value. On December 31, 1995, the Prudential MoneyMart Assets 7-day current yield stood at 5.23% compared to 5.15% for the average money market fund tracked by IBC/Donoghue.

Fund Facts                                                   As of 12/31/95

                     7-Day      Net Asset      Weighted        Total
                  Current Yld.    Value        Avg. Mat.    Assets (mil.)
MoneyMart Assets      5.23%       $1.00         48 Days       $7,222

IBC/Donoghue
Money Fund Avg.
(All Taxable*)        5.15%       $1.00         54 Days         N/A

Note: Yields will fluctuate from time to time and past performance is no guarantee of future results. An investment in the fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the fund will be able to maintain a stable net asset value.

*This is the average 7-day current yield, NAV and WAM of 771 funds in the International Business Communications/Donoghue all taxable money fund category as of January 2, 1996.

Falling Rates / U.S. Treasury Yield Curve

(GRAPH)


MATURITY IN YEARS


How Investments Compared.
(As of 12/31/95)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total return averages for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks. Investors have received higher historical total returns from stocks than from most other investments.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes a good deal) and their returns have been historically lower than those of stock funds. Unlike bond funds, bonds, if held to maturity, generally offer a fixed rate of return and fixed principal value.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

*19 years for General Muni Debt Funds.

Joseph M. Tully, Fund Manager                  (PICTURE)

Portfolio
Manager's Report

Prudential MoneyMart Assets seeks high current income consistent with the stability of capital and the maintenance of liquidity. The Fund is a diversified portfolio of high quality, U.S. dollar-denominated money market securities issued by the U.S. government and its agencies, major corporations and commercial banks of the U.S. and foreign countries. Maturities can range from one day to a maximum of 13 months. We typically purchase only securities rated in one of the two highest ratings categories by at least two major rating agencies or, if not rated, deemed to be of equivalent quality by our credit research staff.

Strategy Session.

Our investment strategy is, by necessity, dependent upon Federal Reserve policy. Correctly anticipating moves by the central bank is the key to preserving competitive yields for a money fund. This is true whether short-term interest rates rise or fall.

The Federal Reserve seeks to indirectly influence the economy by managing the federal funds rate (the rate banks charge each other for overnight loans). The goal is to promote sustainable economic growth without triggering higher levels of inflation.

When 1995 began, short-term interest rates were still rising. By the end of February, the federal funds rate had risen 300 basis points to 6% from 3% only a year earlier (a basis point is 1/100 of a percentage point). It would be the last time short-term rates would be that high for the remainder of the year.

During this period of rising rates our strategy was straightforward: shorten the portfolio's maturity in anticipation of each Federal Reserve announcement and then lengthen maturity immediately afterwards to lock in the new, higher yields.

Eighteen months of higher rates were specifically engineered to quell inflation
 -- and that's exactly what they did. By the second quarter of 1995, the annualized inflation rate was still about 3%, but the underlying inflationary pressures were easing. Clearly, inflation had nowhere to go but down. Unfortunately, the same could be said for the economy.

As the second quarter ended, Gross Domestic Product (GDP), the total value of goods produced by the country, had fallen sharply to 1.3%. There was serious concern that the economy was slipping toward recession.

At its July 6 meeting, the Federal Reserve reversed course and began lowering the federal funds rate by 25 basis points to 5.75%. The economy accelerated and GDP increased to about 3.5% by the end of the third quarter.

Despite the stimulus, economic growth began to decelerate again in the fourth quarter. This outlook, plus favorable inflation news, led the Federal Reserve to lower short-term rates again in mid-December to 5.50% or 25 basis points lower than last summer.

A Word About Quality.

As of December 31, 1995, all of the portfolio's investments were rated at least "Aa" or "Prime 2" by Moody's Investors Service; "AA" or "A-2" by Standard & Poor's Ratings Group; "AA" or "Duff 2" by Duff & Phelps Credit Rating Co., or deemed to be of comparable quality by our research staff. Investments deemed to be of equivalent quality that were not rated were subject to Board ratification. Although there is never a guarantee that the share price of Prudential MoneyMart Assets will remain at $1, we emphasize a conservative, quality-oriented investment approach.

What Went Well.

Preserving Yield.

As rates began to decline in the second half of the year, our goal was to preserve a competitive yield for you. We did so by correctly anticipating the central bank's first move to lower rates in July and extending maturity before rates were cut. Over the past six months, your Fund's maturity was generally positioned longer than the average money fund tracked by IBC/Donoghue.

Increasing our exposure to longer term, fixed-rate securities also allowed us to hold on to higher yields longer.

Looking For Attractive Investments.

High quality, variable rate securities, which currently reset off of daily, one-month or other periodic interest rates, are different from other money market investments because their coupons (or yield) change frequently. These securities are linked to various independent, short-term interest rate indices such as the federal funds rate, interbank lending rate (LIBOR) or Treasury bills. Given the right conditions, variable rate securities can play an important role in preserving or enhancing yield.

Conditions were not right last summer. Prior to -- and then after -- the July interest rate cut, market indices moved steadily lower. At that time it made sense to pare our variable rate holdings and we did.

Conditions were better later in the year. As we've stated, variable rate securities set to various market indices. These indices generally move in tandem, but in varying degrees. As the year drew to a close, LIBOR-based variable instruments generally had higher yields than variable rate securities tied to the other market indices, such as the federal funds rate or Treasury bills. Your Fund benefited from this development since the majority of our variable-rate holdings were concentrated in LIBOR-based instruments (14% as of December 31, 1995).

And Not So Well.

Bond markets tend to anticipate Federal Reserve policy rather than react to it. As a result, longer term money market rates have already priced in expectations for lower interest rates. This has caused an "inverted yield curve" in the short-term bond markets, which meant that three-month rates were higher than one-year rates.

Although we correctly anticipated the lowering of short-term interest rates by the Federal Reserve, we did not expect the yield curve to invert to the extent that it did. Looking back, we could have, but did not, maintain a large enough position in longer term, fixed-rate securities which may have produced a higher return as the yield curve inverted.

Looking Ahead.

Variable Rate Securities: Opportunity Knocks.

As December drew to a close, we liked the yield opportunities offered by some variable rate securities and we will likely be purchasing them in 1996. Why?

- As long as the yield curve remains inverted, money market investors will not have to extend maturity to get higher yields.

- As 1995 ended, the economy appeared locked in low gear. We believed that at 5.5%, the federal funds rate was still too high to encourage an expanding economy and the specter of a near recession could not be ignored. In fact, on January 31, 1996, the Federal Reserve once again lowered the federal funds rate 25 basis points to 5.25%. We believe that the Federal Reserve will take a "go slow" approach in lowering short-term rates further. A gradual reduction in short-term rates rewards patience and should allow us to extend the average maturity of the Fund only when longer term securities represent better relative value.
                                                                        1

President's Letter                                            February 5, 1996

(PICTURE)

Dear Shareholder:

For many investors, 1995 was a profitable year -- most stock and bond funds enjoyed healthy returns from the U.S. markets. While climbing returns can tempt even the most skittish investors to start buying again, it is important to remember that the stock and bond markets go down just as they go up. At times like these, remember the importance of working with your Financial Advisor or Registered Representative to help you find investments that are consistent with your risk tolerance and time horizon. Your Financial Advisor or Registered Representative can help you maintain realistic expectations about both the potential performance and risks associated with your investments.

Shareholder Legislative Action Program.

From time to time we've been informing you about significant legislation before Congress, such as the American Dream Savings Account, that may potentially impact mutual fund investors. We want to make it easier for you to share your views with your Congressional member. So, beginning in 1996, whenever Congress is considering legislation that would affect you, we'll send you postage-paid message cards that you simply drop in the mail if you want to let your senator or representative know how you want him or her to vote.

Fund Profiles.

Over the past year, we've worked to make your shareholder reports more interesting, informative and easy to read. This year, we'll be considering "fund profiles." Some mutual fund companies now offer one to shareholders along with a full prospectus. The purpose of a fund profile is to provide a very brief, reader-friendly summary of a fund's objective, investments, risks and expenses. Would you like to see fund profiles from us? Please call your Financial Advisor or Registered Representative to share your views.

As always, thank you for your confidence in Prudential Mutual Funds.

Sincerely,


Richard A. Redeker
President

Portfolio of Investments as of December 31, 1995     PRUDENTIAL MONEYMART ASSETS
------------------------------------------------------------
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
 ------------------------------------------------------------
Bank Notes--3.0%
             Bank of America Illinois
   $19,000   5.79%, 1/16/96                       $   18,999,922
             Bank One Indianapolis, NA
    35,000   7.18%, 2/5/96                            35,013,135
             First Union National Bank of North
               Carolina
   100,000   5.80%, 1/31/96                          100,000,000
    50,000   5.78%, 2/9/96                            50,000,000
             NationsBank of Texas, NA
    10,000   7.30%, 1/26/96                           10,002,845
                                                  --------------
             Total Bank Notes
               (amortized cost $214,015,902)         214,015,902
                                                  --------------
------------------------------------------------------------
Certificates of Deposit - Eurodollar--4.0%
             Abbey National Treasury Services
               Plc.
    52,000   5.80%, 1/22/96                           52,000,299
             Bayerische Hypotheken-und
               Wechsel-Bank
    24,000   5.78%, 1/16/96                           23,999,554
   179,000   5.83%, 1/16/96                          179,001,470
    25,000   5.81%, 1/29/96                           25,000,156
             Landesbank Hessen-Thuringen
               Girozentrale
     6,000   5.79%, 2/15/96                            5,999,832
             Lloyds Bank Plc.
     5,000   5.75%, 1/22/96                            4,999,757
                                                  --------------
             Total Certificates of Deposit -
               Eurodollar
               (amortized cost $291,001,068)         291,001,068
                                                  --------------
------------------------------------------------------------
Certificates of Deposit - Yankee--16.9%
             Bank Of Montreal
    20,000   5.80%, 1/22/96                           20,000,000
   100,000   5.80%, 1/23/96                          100,000,000
             Bank of Nova Scotia
    15,000   5.77%, 2/1/96                            14,999,604
             Banque Nationale De Paris
    15,000   5.78%, 1/22/96                           14,999,778
   114,000   5.80%, 2/2/96                           114,000,000
    45,000   7.07%, 2/20/96                           45,024,146
    21,000   6.95%, 2/21/96                           21,008,292
             Commerzbank
     8,000   7.32%, 1/24/96                            8,003,322
    30,000   7.04%, 2/16/96                           30,014,780
             National Westminster Bank Plc.
  $190,000   5.81%, 1/12/96                       $  190,000,000
    99,000   5.80%, 1/31/96                           99,000,000
             Societe Generale
   350,000   5.80%, 2/1/96                           350,000,000
             Swiss Bank Corp.
   211,000   5.75%, 3/20/96                          211,000,000
                                                  --------------
             Total Certificates of Deposit -
               Yankee
               (amortized cost $1,218,049,922)     1,218,049,922
                                                  --------------
------------------------------------------------------------
Commercial Paper--51.9%
             A. H. Robins Co., Inc.
     7,465   5.75%, 1/25/96                            7,436,384
     9,500   5.80%, 1/26/96                            9,461,736
    18,100   5.67%, 2/14/96                           17,974,567
             American Express Credit Corp.
     5,000   5.82%, 2/2/96                             4,974,133
    12,000   5.67%, 2/13/96                           11,918,730
    20,000   5.59%, 3/15/96                           19,770,189
             American Home Products Corp.
    54,000   5.80%, 1/18/96                           53,852,100
    73,500   5.80%, 1/19/96                           73,286,850
    17,000   5.68%, 3/7/96                            16,822,973
             American Honda Finance Corp.
    25,000   5.85%, 1/12/96                           24,955,312
    17,500   5.85%, 1/22/96                           17,440,281
     4,026   5.85%, 1/24/96                            4,010,953
    11,850   5.83%, 1/26/96                           11,802,024
     9,500   5.80%, 1/30/96                            9,455,614
     5,000   5.845%, 1/30/96                           4,976,458
     7,000   5.75%, 2/13/96                            6,951,924
             Aristar, Inc.
     5,000   5.80%, 1/19/96                            4,985,500
     7,434   5.90%, 1/24/96                            7,405,978
    10,000   5.80%, 2/1/96                             9,950,056
     5,000   5.77%, 2/5/96                             4,971,951
     8,000   5.80%, 2/16/96                            7,940,711
             Associates Corp. of North America
    75,000   5.71%, 2/1/96                            74,631,229
    85,000   5.71%, 2/2/96                            84,568,578
    50,000   5.68%, 2/12/96                           49,668,666
    10,000   5.68%, 2/13/96                            9,932,155
             Bank Of Montreal
   168,000   5.72%, 1/29/96                          167,252,587

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       3 -----

Portfolio of Investments as of December 31, 1995     PRUDENTIAL MONEYMART ASSETS
------------------------------------------------------------
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
 ------------------------------------------------------------
Commercial Paper (cont'd.)
             Bradford & Bingley Building
               Society
   $17,000   5.74%, 1/17/96                       $   16,956,631
    24,000   5.73%, 1/23/96                           23,915,960
             Caterpillar Financial Services
               Corp.
    19,000   5.66%, 2/21/96                           18,847,652
    24,000   5.67%, 2/27/96                           23,784,540
             Chase Manhattan Corp.
    59,000   5.67%, 2/12/96                           58,609,715
             CIT Group Holdings, Inc.
    54,705   5.67%, 2/5/96                            54,403,439
    50,000   5.68%, 2/6/96                            49,716,000
    86,000   5.68%, 2/7/96                            85,497,951
             Corporate Receivables Corp.
    27,000   5.75%, 1/16/96                           26,935,312
    23,000   5.67%, 2/27/96                           22,793,517
    11,000   5.625%, 2/28/96                          10,900,313
             Countrywide Funding Corp.
    39,000   5.83%, 1/16/96                           38,905,263
    13,760   6.00%, 1/18/96                           13,721,013
    18,955   5.87%, 1/22/96                           18,890,095
     8,818   6.00%, 1/22/96                            8,787,137
    37,155   5.87%, 1/23/96                           37,021,717
             Dean Witter, Discover & Co.
    42,000   5.70%, 2/8/96                            41,747,300
    36,000   5.70%, 2/14/96                           35,749,200
             Enterprise Funding Corp.
    11,000   5.75%, 1/19/96                           10,968,375
             Falcon Asset Securitization Corp.
    13,000   5.75%, 1/19/96                           12,962,625
             Finova Capital Corp.
    24,000   5.95%, 1/2/96                            23,996,033
    60,600   5.97%, 1/5/96                            60,559,802
    49,300   5.97%, 1/8/96                            49,242,771
    37,605   6.00%, 1/12/96                           37,536,057
             First Union Corp.
    68,000   5.71%, 2/9/96                            67,579,363
             Fleet Mortgage Group
    10,000   5.80%, 1/16/96                            9,975,833
    39,000   5.80%, 1/24/96                           38,855,484
             Ford Motor Credit Corp.
   193,000   5.75%, 1/22/96                          192,352,646
    57,000   5.71%, 2/1/96                            56,719,734
    65,000   5.67%, 2/13/96                           64,559,787
             General Electric Capital Corp.
   $66,000   5.66%, 2/8/96                        $   65,605,687
    62,000   5.58%, 4/8/96                            61,058,220
   123,000   5.58%, 4/9/96                           121,112,565
             General Motors Acceptance Corp.
    12,000   5.73%, 2/6/96                            11,931,240
   264,000   5.75%, 2/20/96                          261,891,667
             GTE Corp.
    17,000   5.87%, 1/19/96                           16,950,105
    15,635   5.95%, 1/23/96                           15,578,150
    15,000   5.95%, 1/29/96                           14,930,583
    42,000   5.95%, 1/31/96                           41,791,750
             Hanson Finance (U.K.) Plc.
    40,000   5.70%, 1/25/96                           39,848,000
    15,000   5.715%, 1/26/96                          14,940,469
    35,000   5.70%, 1/31/96                           34,833,750
    49,435   5.65%, 2/28/96                           48,985,004
             Heller Financial Services, Inc.
    39,000   5.90%, 1/11/96                           38,936,083
             Hertz Corp.
    20,000   5.71%, 2/5/96                            19,888,972
             Honeywell, Inc.
    14,500   5.77%, 1/9/96                            14,481,408
             Merrill Lynch & Co., Inc.
    36,000   5.72%, 1/31/96                           35,828,400
    11,000   5.76%, 1/31/96                           10,947,200
   140,000   5.64%, 2/29/96                          138,705,933
    28,000   5.60%, 3/29/96                           27,616,711
             Morgan Stanley Group, Inc.
    89,500   5.72%, 1/12/96                           89,343,574
             NYNEX Corp.
    29,000   5.82%, 1/10/96                           28,957,805
    18,000   5.82%, 1/16/96                           17,956,350
    15,000   5.80%, 1/19/96                           14,956,500
    21,500   5.75%, 2/1/96                            21,393,545
             PHH Corp.
    19,052   5.83%, 1/23/96                           18,984,122
    10,000   5.85%, 1/25/96                            9,961,000
             PNC Funding Corp.
    26,000   5.73%, 2/8/96                            25,842,743
    26,000   5.71%, 3/1/96                            25,752,567

--------------------------------------------------------------------------------
-----                                  4      See Notes to Financial Statements.

Portfolio of Investments as of December 31, 1995     PRUDENTIAL MONEYMART ASSETS
------------------------------------------------------------
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
 ------------------------------------------------------------
Commercial Paper (cont'd.)
             Preferred Receivables Funding
               Corp.
   $58,000   5.85%, 1/16/96                       $   57,858,625
    45,000   5.85%, 1/17/96                           44,883,000
    33,375   5.65%, 2/6/96                            33,186,431
    35,000   5.68%, 2/8/96                            34,790,156
             Riverwoods Funding Corp.
    14,000   5.70%, 2/6/96                            13,920,200
     5,000   5.71%, 2/7/96                             4,970,657
    25,000   5.72%, 2/8/96                            24,849,056
    10,000   5.70%, 2/14/96                            9,930,333
             Sears Roebuck Acceptance Corp.
    28,000   5.70%, 2/6/96                            27,840,400
    25,000   5.72%, 2/12/96                           24,833,166
    38,000   5.72%, 2/23/96                           37,679,998
             Sherwood Medical Co.
    19,500   5.80%, 1/26/96                           19,421,458
             Smith Barney, Inc.
     4,000   5.74%, 1/30/96                            3,981,505
    50,000   5.74%, 1/31/96                           49,760,833
             Special Purpose Accounts
               Receivable Co.
    20,000   5.77%, 1/19/96                           19,942,300
    27,000   5.78%, 1/24/96                           26,900,295
             USL Capital Corp.
     6,125   5.75%, 1/19/96                            6,107,391
    17,700   5.73%, 1/25/96                           17,632,386
             WCP Funding, Inc.
    11,000   5.75%, 1/24/96                           10,959,590
    11,190   5.75%, 1/25/96                           11,147,105
    13,000   5.70%, 2/16/96                           12,905,317
     7,000   5.65%, 2/28/96                            6,936,281
             Whirlpool Financial Corp.
     5,000   5.80%, 1/23/96                            4,982,278
     7,000   5.80%, 1/29/96                            6,968,422
    15,000   5.80%, 1/30/96                           14,929,917
                                                  --------------
             Total Commercial Paper
               (amortized cost $3,745,216,108)     3,745,216,108
                                                  --------------
------------------------------------------------------------
Medium - Term Obligations--1.8%
             Associates Corp. of North America
     7,000   8.80%, 3/1/96                             7,025,730
             AT & T Capital Corp.
    $5,000   6.27%, 7/5/96                        $    5,005,984
             Bayerische Hypotheken-und
               Weschel-Bank
    29,000   6.376%, 4/24/96                          28,993,496
             CIT Group Holdings, Inc.
     5,000   4.75%, 3/15/96                            4,988,617
             Ford Motor Credit Corp.
     5,000   5.15%, 3/18/96                            4,986,442
     6,000   5.00%, 3/25/96                            5,980,385
     4,000   9.00%, 7/26/96                            4,066,971
             General Motors Acceptance Corp.
    11,000   5.975%, 2/21/96                          11,000,490
     4,640   6.75%, 5/17/96                            4,648,945
     4,275   8.80%, 7/8/96                             4,335,108
     6,000   8.625%, 7/15/96                           6,079,911
     9,630   8.25%, 8/1/96                             9,748,578
             Westdeusche Landesbank
               Girozentrale
    33,300   6.85%, 3/1/96                            33,308,482
                                                  --------------
             Total Medium - Term Obligations
               (amortized cost $130,169,139)         130,169,139
                                                  --------------
------------------------------------------------------------
Repurchase Agreement
       144   Joint Repurchase Agreement
               Account,
               5.85%, 1/2/96, (Note 4)
               (amortized cost $144,000)                 144,000
                                                  --------------
------------------------------------------------------------
U.S. Government & Agency Obligations--3.7%
             Federal Home Loan Bank
    48,000   6.05%, 6/13/96                           48,012,629
             Federal Home Loan Mortgage Corp.
    63,000   5.645%, 8/15/96                          62,900,753
             Federal National Mortgage
               Association
    49,000   5.71%, 6/10/96                           48,937,841
   109,000   5.8125%, 10/4/96                        108,896,882
                                                  --------------
             Total U.S. Government & Agency
               Obligations
               (amortized cost $268,748,105)         268,748,105
                                                  --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       5 -----

Portfolio of Investments as of December 31, 1995     PRUDENTIAL MONEYMART ASSETS
------------------------------------------------------------
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
 ------------------------------------------------------------
Variable Rate Instruments+--17.3%
             American Express Centurion Bank
    $5,000   5.9375%, 2/16/96                     $    4,999,874
             Federal National Mortgage
               Association
   133,000   5.755%, 9/27/96                         133,000,000
             Goldman, Sachs Group, L.P.
   350,000   5.8125%, 5/24/96                        350,000,000
             General Motors Acceptance Corp.
    55,500   5.70%, 1/22/96                           55,477,717
             Lehman Brothers Holdings, Inc.
    80,500   6.1422%, 1/2/96                          80,500,000
             Merrill Lynch & Co., Inc.
   112,000   5.9375%, 1/10/96                        111,974,837
             Money Market Auto Loan Trust
    49,080   6.085%, 4/15/96                          49,080,221
             Morgan Stanley Group, Inc.
    55,000   6.0625%, 1/16/96                         55,000,000
    10,000   6.19737%, 1/17/96                        10,000,000
    95,000   6.0703%, 2/15/96                         95,000,000
             SMM Trust,
               Notes 1995-O
    50,000   5.9375%, 1/16/96                         49,995,461
             Notes 1995-Q
   252,000   5.9375%, 1/16/96                        251,975,898
                                                  --------------
             Total Variable Rate Instruments
               (amortized cost $1,247,004,008)     1,247,004,008
                                                  --------------
Total Investments--98.5%
             (amortized cost $7,114,348,252*)     $7,114,348,252
             Other assets in excess of
               liabilities--1.5%                     107,309,711
                                                  --------------
             Net Assets--100%                     $7,221,657,963
                                                  --------------
                                                  --------------

---------------

   * The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
   + The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 1995 was as follows:

Commercial Banks....................................    28.4%
Security Brokers & Dealers..........................    15.7
Short-Term Business Credit..........................    15.2
Personal Credit Institutions........................    10.5
Asset Backed Securities.............................    10.4
U.S. Government & Agency Obligations................     5.6
Pharmaceuticals.....................................     2.7
Telephone & Communications..........................     2.5
Mortgage Banks......................................     2.3
Tobacco.............................................     1.9
Bank Holding Companies - Domestic...................     1.7
Automotive Rental & Leasing.........................     0.7
Household Appliances................................     0.4
Computer Rental and Leasing.........................     0.3
Regulating Controls.................................     0.2
                                                      ------
                                                        98.5
Other assets in excess of liabilities...............     1.5
                                                      ------
                                                       100.0%
                                                      ------
                                                      ------

--------------------------------------------------------------------------------
-----                                  6      See Notes to Financial Statements.

Statement of Assets and Liabilities                  PRUDENTIAL MONEYMART ASSETS
--------------------------------------------------------------------------------

Assets
                               December 31, 1995

                               -----------------
Investments, at amortized cost which approximates
value.................................................       $ 7,114,348,252
Cash.........................................................................
 ...........................                 8,727
Receivable for Fund shares
sold.........................................................................
         208,986,615
Interest
receivable...................................................................
 ..................            37,719,030
Deferred expenses and other
assets......................................................................
            208,464

                               -----------------
   Total
assets.......................................................................
 ..................         7,361,271,088

                               -----------------
Liabilities
Payable for Fund shares
reacquired......................................................................
         131,662,607
Dividends
payable......................................................................
 .................             3,558,462
Accrued
expenses.....................................................................
 ...................             2,110,544
Management fee
payable......................................................................
 ............             1,855,219
Distribution fee
payable......................................................................
 ..........               426,293

                               -----------------
   Total
liabilities..................................................................
 ..................           139,613,125

                               -----------------
Net
Assets.......................................................................
 .......................       $ 7,221,657,963

                               -----------------

                               -----------------
Net assets were comprised of:
   Common stock, at par ($.10 par value; 15 billion shares authorized for
issuance).....................       $   722,165,796
   Paid-in capital in excess of
par.....................................................................
  6,499,492,167

                               -----------------
Net assets at December 31,
1995.........................................................................
     $ 7,221,657,963

                               -----------------

                               -----------------
Net asset value, offering price and redemption price per share
   ($7,221,657,963 3 7,221,657,963 shares of common stock issued and
outstanding).......................                  $1.00

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       7 -----

PRUDENTIAL MONEYMART ASSETS
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                                  Year Ended
Net Investment Income                          December 31, 1995
                                               -----------------
Income
   Interest.................................     $ 419,430,742
                                               -----------------
Expenses
   Management fee...........................        20,840,442
   Distribution fee.........................         8,643,150
   Transfer agent's fees and expenses.......        15,942,000
   Reports to shareholders..................           966,000
   Registration fees........................           545,000
   Custodian's fees and expenses............           276,000
   Insurance expense........................           158,000
   Directors' fees and expenses.............            80,000
   Audit fees and expenses..................            37,000
   Legal fees and expenses..................            33,000
   Miscellaneous............................            54,354
                                               -----------------
      Total expenses........................        47,574,946
                                               -----------------
Net investment income.......................       371,855,796
Net Realized Gain on Investments
Net realized gain on investment
   transactions.............................           516,705
                                               -----------------
Net Increase in Net Assets
Resulting from Operations...................     $ 372,372,501
                                               -----------------
                                               -----------------

PRUDENTIAL MONEYMART ASSETS
Changes in Net Assets

Increase (Decrease)              Year Ended December 31, 1995
in Net Assets                      1995                1994
                             ----------------    ----------------
Operations
   Net investment income...  $    371,855,796    $    258,277,123
   Net realized gain on
      investment
      transactions.........           516,705             147,440
                             ----------------    ----------------
   Net increase in net
      assets
      resulting from
      operations...........       372,372,501         258,424,563
                             ----------------    ----------------
Dividends and distributions
   to shareholders.........      (372,372,501)       (258,424,563)
                             ----------------    ----------------
Fund share transactions
   (at $1 per share)
   Proceeds from shares
      subscribed...........    29,233,009,828      26,869,523,481
   Net asset value of
      shares issued to
      shareholders in
      reinvestment of
      dividends and
      distributions........       354,506,489         245,955,917
   Cost of shares
      reacquired...........   (28,910,738,397)    (27,889,232,548)
                             ----------------    ----------------
   Net increase (decrease)
      in net assets from
      Fund share
      transactions.........       676,777,920        (773,753,150)
                             ----------------    ----------------
Total increase
   (decrease)..............       676,777,920        (773,753,150)
Net Assets
Beginning of year..........     6,544,880,043       7,318,633,193
                             ----------------    ----------------
End of year................  $  7,221,657,963    $  6,544,880,043
                             ----------------    ----------------
                             ----------------    ----------------

--------------------------------------------------------------------------------
-----                                  8      See Notes to Financial Statements.

Notes to Financial Statements                        PRUDENTIAL MONEYMART ASSETS
--------------------------------------------------------------------------------
Prudential-Bache MoneyMart Assets Inc., doing business as Prudential MoneyMart Assets (the ``Fund''), is registered under the Investment Company Act of 1940 as
a diversified, open-end management investment company. The Fund invests primarily in a portfolio of money market instruments maturing in thirteen months or less whose ratings are within the two highest rating categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant generally accepted accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuations: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Securities Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The cost of portfolio securities for federal income tax purposes is substantially the same as for financial reporting purposes. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
Dividends and Distributions: All of the Fund's net investment income and net realized gains or losses, if any, are declared as dividends daily to the shareholders of record at the time of such declaration. Net investment income of
the Fund consists of interest accrued and discount earned less estimated expenses applicable to the dividend period. Payment of dividends is made monthly.
------------------------------------------------------------
Note 2. Management and Distribution Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average monthly net assets up to $50 million and
 .30 of 1% of the Fund's average monthly net assets in excess of $50 million. The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acted as the distributor of the Fund through January 1, 1996. Effective January 2, 1996, Prudential Securities Incorporated (``PSI'') became the distributor of the Fund and is serving the Fund under the same terms and conditions as under the arrangement with PMFD. The Fund reimbursed PMFD for distributing and servicing the Fund's shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Fund's average daily net assets. The distribution fee is accrued daily and payable monthly.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the year ended December 31, 1995, the Fund incurred fees of approximately $15,231,600 for the services of PMFS. As of December 31, 1995, approximately
--------------------------------------------------------------------------------
                                                                         9 -----

Notes to Financial Statements                        PRUDENTIAL MONEYMART ASSETS
--------------------------------------------------------------------------------
$1,269,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of December 31, 1995, the Fund has a 0.01% undivided interest in the joint account. The undivided interest for the Fund represents $144,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:
Bear, Stearns & Co. Inc., 5.80%, in the principal amount of $262,000,000, repurchase price $262,168,844, due 1/2/96. The value of the collateral including accrued interest is $267,947,172.
BT Securities Corp., 5.75%, in the principal amount of $61,765,000, repurchase price $61,804,461, due 1/2/96. The value of the collateral including accrued interest is $63,059,883.
Goldman, Sachs & Co., 5.90%, in the principal amount of $365,000,000, repurchase price $365,239,278, due 1/2/96. The value of the collateral including accrued interest is $372,300,053.
Morgan Stanley & Co., Inc., 5.89%, in the principal amount of $103,000,000, repurchase price $103,067,408, due 1/2/96. The value of the collateral including accrued interest is $105,192,608.
Smith Barney, Inc., 5.83%, in the principal amount of $365,000,000, repurchase price $365,236,439, due 1/2/96. The value of the collateral including accrued interest is $372,300,416.
--------------------------------------------------------------------------------
-----                                  10

Financial Highlights                                 PRUDENTIAL MONEYMART ASSETS
--------------------------------------------------------------------------------

   Year Ended December 31,

----------------------------------------------------------------------
                                                              1995
1994           1993           1992           1991
                                                           ----------
----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......................   $    1.000     $
1.000     $    1.000     $    1.000     $    1.000
Net investment income and net realized gains............         .054
 .037           .027           .035           .058
Dividends and distributions to shareholders.............        (.054)
(.037)         (.027)         (.035)         (.058)
                                                           ----------
----------     ----------     ----------     ----------
Net asset value, end of year............................   $    1.000     $
1.000     $    1.000     $    1.000     $    1.000
                                                           ----------
----------     ----------     ----------     ----------
                                                           ----------
----------     ----------     ----------     ----------
TOTAL RETURN(a).........................................         5.51%
 3.72%          2.70%          3.59%          5.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...........................   $7,221,658
$6,544,880     $7,318,633     $6,703,281     $7,138,159
Average net assets (000)................................   $6,914,520
$7,071,381     $7,742,989     $7,116,739     $7,763,251
Ratios to average net assets:
  Expenses, including distribution fee..................          .69%
  .71%           .71%           .66%           .68%
  Expenses, excluding distribution fee..................          .56%
  .58%           .58%           .54%           .56%
  Net investment income.................................         5.38%
 3.65%          2.63%          3.43%          5.72%

---------------
 (a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported
     and includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                      11 -----

Independent Auditors' Report                         PRUDENTIAL MONEYMART ASSETS
--------------------------------------------------------------------------------
The Shareholders and Board of Directors
Prudential MoneyMart Assets
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential MoneyMart Assets, as of December 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on
a
test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential MoneyMart Assets as of December 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.
DELOITTE & TOUCHE LLP
New York, New York
February 6, 1996
--------------------------------------------------------------------------------
-----                                  12

Getting The Most From Your Prudential Mutual Fund

How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: One 1/100th of 1%. For example, one half of one percentage point is 50 basis points.

Call Option: A contract giving the holder a right to buy stocks or bonds at a predetermined price (called the strike price) before a predetermined expiration date. A buyer of a call option generally expects to benefit from a rise in the price of the stock or bond.

Capital Gain/Capital Loss: The difference between the cost of a capital asset (for example, a stock, bond or mutual fund share) and its selling price. Under current law the federal income tax rate for individuals on a long-term gain is 28%.

Collateralized Mortgage Obligations (CMOs): Pools of mortgage-backed securities sliced in maturity ranges that bear differing interest rates. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from another security. The rate of return of these financial products rise and fall -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to banks and other depository institutions.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to deliver a specific amount of a commodity or financial instruments at a set price at a stipulated time in the future.

Leverage: The use of borrowed assets to enhance return on equity. The expectation is that the interest rate charged will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or mutual fund) can be bought or sold (converted into cash) in the financial markets.

Option: An agreement to buy something, such as shares of stock, by a certain time for a specified price. An option need not be exercised. In fact, most expire unexercised.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Spread: The difference between two values; most often used to describe the difference between prices bid and asked for a security.

Yankee Bond: A bond denominated in U.S. dollars but sold by a foreign company or government in the U.S. market.

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292
Toll Free (800) 225-1852

Internet Address:
http:\\www.prudential.com

(LOGO)


Directors
Delayne Dedrick Gold
Harry A. Jacobs, Jr.
Thomas A. Owens, Jr.
Richard A. Redeker
Sidney M. Spielvogel
Nancy H. Teeters
Robert H. Wellington

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Deborah A. Docs, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Auditors
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74435H102                                        MF108E
                                                 Cat. #430252D